UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2008
NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Cleveland, OH	44124-4017

(Address of Principal Executive Offices)	(Zip Code)
(440) 449-9600

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 28, 2008, NACCO Industries, Inc.’s wholly owned subsidiary, NACCO Materials Handling Group, Inc. (“NMHG”), amended its Restated and Amended Joint Venture and Shareholders Agreement dated as of April 15, 1998 with General Electric Capital Corporation (“GECC”), effective July 1, 2008, to extend the term of the agreement through December 31, 2013.
     On July 28, 2008, NMHG amended its International Operating Agreement dated as of April 15, 1998 with GECC, effective July 1, 2008, to extend the term of the agreement through December 31, 2013, to extend the base term of each country agreement, regional agreement and master regional operating agreement until December 31, 2013, and to require each country or regional Annual Operating Plan to contain reports on certain items based on the relevance to each particular region or country.
     On July 28, 2008, NMHG and NMHG Financial Services, Inc. amended their Recourse and Indemnity Agreement dated as of October 21, 1998 with GECC, effective July 1, 2008, to add certain new definitions, as well as to extend the base term until December 31, 2013. In addition, the amendment adds a loss pool which establishes annual loss pool accounts that limit NMHG’s financial risk related to certain U.S.-based fleet rental financing accounts.
     The foregoing summaries are qualified in their entirety by reference to Amendment No. 3 to the Restated and Amended Joint Venture and Shareholders Agreement, Amendment No. 7 to the International Operating Agreement and Amendment No. 2 to the Recourse and Indemnity Agreement which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference thereto.
Item 9.01 Financial Statements and Exhibits.
     As described in Item 1.01 of this Current Report on Form 8-K, the following Exhibits are filed as part of this Current Report on Form 8-K.
     (d) Exhibits
10.1	Amendment No. 3, effective as of July 1, 2008, to the Restated and Amended Joint Venture and Shareholders Agreement, dated as of April 15, 1998, by and between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation

10.2	Amendment No. 7, effective as of July 1, 2008, to the International Operating Agreement, dated as of April 15, 1998, by and between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation

10.3	Amendment No. 2, effective as of July 1, 2008, to the Recourse and Indemnity Agreement, dated as of October 21, 1998, by and among NACCO Materials Handling Group, Inc., NMHG Financial Services, Inc. and General Electric Capital Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Kenneth C. Schilling
	Name:	Kenneth C. Schilling
	Title:	Vice President and Controller

Date: August 1, 2008

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amendment No. 3, effective as of July 1, 2008, to the Restated and Amended Joint Venture and Shareholders Agreement, dated as of April 15, 1998, by and between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation

10.2	Amendment No. 7, effective as of July 1, 2008, to the International Operating Agreement, dated as of April 15, 1998, by and between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation

10.3	Amendment No. 2, effective as of July 1, 2008, to the Recourse and Indemnity Agreement, dated as of October 21, 1998, by and among NACCO Materials Handling Group, Inc., NMHG Financial Services, Inc. and General Electric Capital Corporation